Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	Equity Award Grant Practices
The equity awards for Ms. Golden and Mr. Patten are set out in the Third Amended Golden Employment Agreement, the Fourth Amended Golden Employment Agreement and the Patten Employment Agreement, respectively. Equity awards for the other Named Executive Officers are discretionary and are generally granted to them in February or March each year pursuant to our Employee Bonus Plan which provides for the grant of restricted common stock based upon our growth and underwriting profitability in the prior fiscal year. In certain circumstances, including the hiring or promotion of an officer, the Compensation Committee may approve grants to be effective at other times. The Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in 2025, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Award Timing Method	The equity awards for Ms. Golden and Mr. Patten are set out in the Third Amended Golden Employment Agreement, the Fourth Amended Golden Employment Agreement and the Patten Employment Agreement, respectively. Equity awards for the other Named Executive Officers are discretionary and are generally granted to them in February or March each year pursuant to our Employee Bonus Plan which provides for the grant of restricted common stock based upon our growth and underwriting profitability in the prior fiscal year. In certain circumstances, including the hiring or promotion of an officer, the Compensation Committee may approve grants to be effective at other times.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false